Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Diluted EPS of $0.14 for Q4 2023

MIAMI,

FL – January 25, 2024 – USCB Financial Holdings,

Inc. (the “Company”) (NASDAQ: USCB)
, the holding company for U.S. Century Bank (the

“Bank”),
reported net income of

$2.7 million or $0.14

per diluted share for

the three months ended

December 31, 2023, compared

to net income of

$4.4 million or $0.22

per diluted
share, for the same period in 2022.

“I am pleased

to announce the results

of a robust

quarter at US Century

Bank, achieving loan production of

$186 million with $150

million in loan

fundings having a
weighted average coupon of 8% on new loans.” said Luis de

la Aguilera, Chairman, President and CEO
“Despite facing one of the most aggressive

Federal Reserve tightening periods in history,

we've observed a steady improvement in our operating environment. Our Net
Interest Margin (NIM) improved 5 bps in comparison to the previous quarter. Additionally, our accumulated comprehensive loss also showed improvement in the fourth quarter decreasing by $7.0

million to $44.3 million,

which has increased our

stockholders equity and tangible

book value. As part

of our commitment to

address NIM
compression, we executed a $10 million loss trade

transaction selling lower-yielding securities and reinvesting the funds in higher-yielding investments. Acknowledging
the industry-wide impact of an inverted yield curve on earnings, our focus in 2024 is geared towards continued higher-yield loan

production, deposit pricing discipline,
and leveraging our proven business lines as lead deposit aggregators.”

said de la Aguilera.
Unless otherwise stated,

all percentage comparisons in

the bullet points

below are calculated

at or for

the quarter ended

December 31, 2023 compared to

at or for

the
quarter ended December 31, 2022 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter ended

December 31, 2023 was 0.48% compared to 0.86%

for the fourth quarter of 2022. Operating pre-tax pre-
provision profit (PTPP) return on

average assets (non-GAAP financial measure) for the

quarter ended December 31, 2023 was 1.03%

compared to 1.69% for the
fourth quarter of 2022.
•
Annualized return on average stockholders’ equity for

the quarter ended December 31, 2023 was 5.88% compared

to 9.91% for the fourth quarter of 2022.

•
The efficiency

ratio for

the quarter

ended December 31, 2023

was 68.27% compared

to 59.81%

for the

fourth quarter of

2022. Operating

efficiency ratio

(non-
GAAP financial measure) for the quarter ended December 31,

2023 was 64.63% compared to 53.46% for the fourth quarter

of 2022.
•
Net interest margin for the quarter ended December 31, 2023 was 2.65%

compared to 3.45% for the fourth quarter of 2022.
•
Net interest income before provision for

credit losses was $14.4 million for the quarter

ended December 31, 2023, a decrease of

$2.5 million or 14.8% compared to
the fourth quarter of 2022.
Balance Sheet
•
Total assets were $2.3 billion at December 31, 2023, representing an increase of $253.3 million or 12.1% from December 31, 2022.
•
Total loans were $1.8 billion at December 31, 2023, representing an increase of $273.5 million or 18.1% from December 31, 2022.
•
Total deposits were $1.9 billion at December 31, 2023, representing an increase of $107.9 million or 5.9% from December 31, 2022.
•
Total stockholders’ equity was $192.0

million at December 31,

2023, representing an increase

of $9.5 million or

5.2%

from December 31, 2022.

Total stockholders’
equity

includes

accumulated

comprehensive

loss

of

$44.3

million

at

December 31,

2023

compared

to

accumulated

comprehensive

loss

of

$44.8

million

at
December 31, 2022.

Asset Quality
•
Allowance for credit

losses (“ACL”) was

calculated under the

Current Expected Credit

Losses (“CECL”) standard

methodology for all

periods in 2023

and the
incurred loss methodology for all periods in 2022.
•
The ACL increased by $3.6 million to $21.1 million at December

31, 2023 from $17.5 million at December 31, 2022.
•
The ACL represented 1.18% of total loans at December 31, 2023 and 1.16% at December 31, 2022.
•
Non-performing loans to total loans was 0.03% at December

31, 2023 compared to 0.00% at December 31, 2022.
Non-interest Income and Non-interest Expense
•
Non-interest income was $1.3 million for the three months

ended December 31, 2023, an increase of $1.4 million compared to negative $0.1 million for the same
period in 2022.

•
Non-interest expense was $10.7 million for the

three months ended December 31, 2023, an

increase of $705 thousand or

7.0% compared to $10.0

million for the
same period in 2022.

Capital
•
During the fourth quarter the Company repurchased

92,317 shares of the Company’s common stock at a weighted

average price per share of $10.45. The aggregate
purchase price for

the repurchase was

approximately $968 thousand,

including transaction

costs. The

repurchase was

made through open

market transaction

pursuant
to the Company’s publicly announced stock repurchase program. As of December 31, 2023,

80,080 shares remained authorized for repurchase under

the program.
•
During 2023 the Company repurchased 669,920 shares of the Company’s common stock at a weighted average price per share of

$11.28.

The aggregate purchase
price for

repurchases was approximately $7.6

million,

including transaction costs.

The

repurchases were made

through open market

transactions pursuant to

the
Company’s publicly announced stock repurchase program.

• As of December 31, 2023,
total risk-based capital ratios for the Company and

the Bank were 12.78% and 12.65%, respectively.
•
Tangible book

value per common

share (non-GAAP financial

measure) at December

31, 2023 was

$9.81, representing an

increase of $0.69

from December 31,
2022.

Tangible book value per common share at December 31, 2023

was negatively affected by $2.26 due to

an accumulated comprehensive loss of $44.3

million.
At December 31, 2022, tangible

book value per common share of

$9.12 was negatively affected by $2.24 due to

$44.8 million in accumulated comprehensive

loss.

Conference Call and Webcast

The Company will host

a conference call on

Friday, January 26,

2024, at 11:00

a.m. Eastern Time to discuss

the Company’s unaudited

financial results for the quarter
ended December 31, 2023. To access the conference call, dial (833) 816-1416 (U.S.

toll-free)

and ask to join the USCB Financial Holdings Call.

Additionally, interested parties can listen to a live webcast of the call in the “Investor Relations” section of the Company’s website at www.uscentury.com

.

An archived
version of the webcast will be available at the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial

Holdings, Inc. is

the bank

holding company for

U.S. Century

Bank. Established in

2002, U.S. Century

Bank is

one of

the largest

community banks
headquartered in

Miami, and

one of

the largest

community banks

in the

State of

Florida. U.S.

Century Bank

is rated

5-Stars by

BauerFinancial, the

nation’s leading
independent bank

rating firm. U.S.

Century Bank offers

customers a

wide range

of financial products

and services and

supports numerous community

organizations,
including the Greater Miami Chamber of Commerce,

the South Florida Hispanic Chamber of Commerce,

and ChamberSouth. For more information about

us or to find a
banking center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain statements

that are not historical in

nature and are intended to

be, and are hereby identified

as, forward-looking statements for

purposes
of the safe harbor provided by Section 21E

of the Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts. The words “may,” “will,” “anticipate,” ”could”, “should,” “would,” “believe,” “contemplate,” “expect,” “aim,” “plan,”

“estimate,” “continue,” and “intend,” as well as other
similar words

and expressions

of

the future,

are intended

to identify

forward-looking statements.

These forward-looking

statements include,

but

are not

limited to,

statements related to our

projected growth, anticipated

future financial performance, and

management’s long-term performance goals, as

well as statements relating

to the
anticipated effects on results

of operations and financial

condition from expected

developments or events, or

business and growth strategies,

including anticipated internal
growth and balance sheet restructuring.
These

forward-looking statements

involve significant

risks

and

uncertainties that

could

cause

our

actual

results to

differ

materially

from

those

anticipated

in

such
statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry;
•
the accuracy of

our financial statement

estimates and assumptions,

including the estimates

used for our

credit loss reserve

and deferred tax

asset valuation allowance;
• the efficiency and effectiveness of our internal control procedures and processes;
•
our ability to comply with the extensive laws and regulations to which we are subject, including the laws for

each jurisdiction where we operate;
•
adverse changes or conditions in the capital and financial markets,

including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative or regulatory changes and changes in accounting

principles, policies, practices or guidelines, including

the on-going effects of the implementation of the
Current Expected Credit Losses (“CECL”) standard;
•
the lack of

a significantly diversified loan

portfolio and the

concentration in the

South Florida market,

including the risks

of geographic, depositor,

and industry
concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to fund or access the

capital markets at attractive rates and terms and

manage our growth, both organic growth as

well as growth through other means,
such as future acquisitions;
•
inflation, interest rate, unemployment rate, market and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin;
• the loss of key employees;
•
the effectiveness of

our risk management

strategies, including

operational risks,

including, but

not limited

to, client, employee,

or third-party

fraud and

cybersecurity-
breaches; and
•
other risks described in this earnings release and other filings we make with the Securities and Exchange Commission (“SEC”).
All

forward-looking

statements

are

necessarily

only

estimates

of

future

results,

and

there

can

be

no

assurance

that

actual

results

will

not

differ

materially

from
expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this earnings release are made only as of the date hereof, and

we undertake no obligation to update or revise

any forward-looking statement to reflect events

or circumstances after the
date on which

the statements are made

or to reflect

the occurrence of unanticipated

events, unless required to

do so under

the federal securities

laws. You

should also
review the risk factors described in the reports the Company has filed or will file with the SEC.

Non-GAAP Financial Measures
This earnings

release includes

financial information

determined by

methods other

than in

accordance with

generally accepted

accounting principles

(“GAAP”). This
financial information includes

certain operating performance

measures. Management

has included these

non-GAAP financial measures

because it believes

these measures
may provide useful supplemental information for evaluating the Company’s operations and underlying performance trends. Further, management uses these measures in managing and evaluating the

Company’s business and

intends to refer

to them in

discussions about our operations

and performance. Operating performance

measures
should be viewed in addition to,

and not as an alternative to

or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-
GAAP measures that may

be presented by other companies.

Reconciliations of these non-GAAP

measures to the most

directly comparable GAAP measures

can be found
in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this earnings release.
All numbers included in this press release are unaudited

unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended December 31, Twelve Months Ended December 31,
2023 2022 2023 2022
Interest income:
Loans, including fees $ 24,803 $ 17,836 $ 87,884 $ 60,825
Investment securities 2,511 2,306 10,012 9,346
Interest-bearing deposits in financial institutions 662 455 3,121 929
Total interest income 27,976 20,597 101,017 71,100
Interest expense:
Interest-bearing checking 327 34 901 86
Savings and money market accounts 9,126 2,866 29,658 5,173
Time deposits 2,733 616 8,500 1,509
FHLB advances and other borrowings 1,414 215 3,390 671
Total interest expense 13,600 3,731 42,449 7,439
Net interest income before provision for credit losses 14,376 16,866 58,568 63,661
Provision for credit losses 1,475 880 2,367 2,495
Net interest income after provision for credit losses 12,901 15,986 56,201 61,166
Non-interest income:

Service fees 1,348 1,093 5,055 4,010
Gain (loss) on sale of securities available for sale, net (883) (1,989) (1,859) (2,529)
Gain on sale of loans held for sale, net 105 205 801 891
Loan settlement - - - 161
Other non-interest income 756 568 3,406 2,695
Total non-interest income 1,326 (123) 7,403 5,228
Non-interest expense:
Salaries and employee benefits 6,104 6,080 24,429 23,943
Occupancy 1,262 1,256 5,230 5,058
Regulatory assessments and fees 412 222 1,453 930
Consulting and legal fees 642 371 1,899 1,890
Network and information technology services 552 483 2,016 1,806
Other operating expense 1,747 1,602 6,781 5,682
Total non-interest expense 10,719 10,014 41,808 39,309
Net income before income tax expense 3,508 5,849 21,796 27,085
Income tax expense 787 1,415 5,251 6,944
Net income $ 2,721 $ 4,434 $ 16,545 $ 20,141
Per share information:
Net income per common share, basic $ 0.14 $ 0.22 $ 0.84 $ 1.01
Net income per common share, diluted $ 0.14 $ 0.22 $ 0.84 $ 1.00
Weighted average shares outstanding:
Common shares, basic 19,503,043 20,000,753 19,621,698 19,999,323
Common shares, diluted 19,573,350 20,172,438 19,687,634 20,176,838

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022
Income statement data:
Net interest income $ 14,376 $ 14,022 $ 14,173 $ 15,997 $ 16,866
Provision for credit losses 1,475 653 38 201 880
Net interest income after provision for credit losses 12,901 13,369 14,135 15,796 15,986
Service fees 1,348 1,329 1,173 1,205 1,093
Gain (loss) on sale of securities available for sale, net (883) (955) - (21) (1,989)
Gain on sale of loans held for sale, net 105 255 94 347 205
Other income 756 1,532 579 539 568
Total non-interest income 1,326 2,161 1,846 2,070 (123)
Salaries and employee benefits 6,104 6,066 5,882 6,377 6,080
Occupancy 1,262 1,350 1,319 1,299 1,256
Regulatory assessments and fees 412 365 452 224 222
Consulting and legal fees 642 513 386 358 371
Network and information technology services 552 481 505 478 483
Other operating expense 1,747 1,686 1,908 1,440 1,602
Total non-interest expense 10,719 10,461 10,452 10,176 10,014
Net income before income tax expense 3,508 5,069 5,529 7,690 5,849
Income tax expense 787 1,250 1,333 1,881 1,415
Net income $ 2,721 $ 3,819 $ 4,196 $ 5,809 $ 4,434
Per share information:
Net income per common share, basic $ 0.14 $ 0.20 $ 0.21 $ 0.29 $ 0.22
Net income per common share, diluted $ 0.14 $ 0.19 $ 0.21 $ 0.29 $ 0.22
Balance sheet data (at period-end):

Cash and cash equivalents $ 41,062 $ 33,435 $ 87,280 $ 63,251 $ 54,168
Securities available-for-sale $ 229,329 $ 218,609 $ 218,442 $ 229,409 $ 230,140
Securities held-to-maturity $ 174,974 $ 197,311 $ 220,956 $ 186,428 $ 188,699
Total securities $ 404,303 $ 415,920 $ 439,398 $ 415,837 $ 418,839
Loans held for investment
(1)
$ 1,780,827 $ 1,676,520 $ 1,595,959 $ 1,580,394 $ 1,507,338
Allowance for credit losses $ (21,084) $ (19,493) $ (18,815) $ (18,887) $ (17,487)
Total assets $ 2,339,093 $ 2,244,602 $ 2,225,914 $ 2,163,821 $ 2,085,834
Non-interest-bearing deposits $ 552,762 $ 573,546 $ 572,360 $ 633,606 $ 629,776
Interest-bearing deposits $ 1,384,377 $ 1,347,376 $ 1,348,941 $ 1,196,856 $ 1,199,505
Total deposits $ 1,937,139 $ 1,920,922 $ 1,921,301 $ 1,830,462 $ 1,829,281
FHLB advances and other borrowings $ 183,000 $ 102,000 $ 87,000 $ 120,000 $ 46,000
Total liabilities $ 2,147,125 $ 2,061,718 $ 2,042,229 $ 1,979,963 $ 1,903,406
Total stockholders' equity $ 191,968 $ 182,884 $ 183,685 $ 183,858 $ 182,428
Capital ratios:
(2)

Leverage ratio 9.28% 9.26% 9.32% 9.36% 9.61%
Common equity tier 1 capital 11.62% 11.97% 12.27% 12.04% 12.53%
Tier 1 risk-based capital 11.62% 11.97% 12.27% 12.04% 12.53%
Total risk-based capital

12.78% 13.10% 13.42% 13.20% 13.65%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding company, the Company is not subject to
regulatory capital requirements.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS,

AND OTHER DATA (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022
Average balance sheet data:
Cash and cash equivalents $ 57,069 $ 90,742 $ 94,313 $ 50,822 $ 61,892
Securities available-for-sale $ 215,649 $ 222,134 $ 224,913 $ 230,336 $ 242,144
Securities held-to-maturity $ 181,151 $ 218,694 $ 192,628 $ 187,826 $ 184,459
Total securities $ 396,800 $ 440,828 $ 417,541 $ 418,162 $ 426,603
Loans held for investment
(1)
$ 1,698,611 $ 1,610,864 $ 1,569,266 $ 1,547,393 $ 1,456,780
Total assets $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867
Interest-bearing deposits $ 1,336,470 $ 1,353,516 $ 1,270,657 $ 1,179,878 $ 1,150,049
Non-interest-bearing deposits $ 577,133 $ 587,917 $ 601,778 $ 664,369 $ 653,820
Total deposits $ 1,913,603 $ 1,941,433 $ 1,872,435 $ 1,844,247 $ 1,803,869
FHLB advances and other borrowings $ 139,000 $ 85,326 $ 93,075 $ 61,600 $ 37,500
Total liabilities $ 2,085,182 $ 2,065,357 $ 1,999,304 $ 1,936,847 $ 1,874,311
Total stockholders' equity $ 183,629 $ 184,901 $ 184,238 $ 183,371 $ 177,556
Performance ratios:
Return on average assets
(2)
0.48% 0.67% 0.77% 1.11% 0.86%
Return on average equity
(2)
5.88% 8.19% 9.13% 12.85% 9.91%
Net interest margin
(2)
2.65% 2.60% 2.73% 3.22% 3.45%
Non-interest income (loss) to average assets
(2)
0.23% 0.38% 0.34% 0.40% (0.02)%
Efficiency ratio
(3)
68.27% 64.64% 65.25% 56.32% 59.81%
Loans by type (at period end):
(4)
Residential real estate $ 204,419 $ 188,880 $ 183,093 $ 184,427 $ 185,636
Commercial real estate $ 1,047,593 $ 1,005,280 $ 989,401 $ 987,757 $ 970,410
Commercial and industrial $ 219,757 $ 212,975 $ 169,401 $ 160,947 $ 126,984
Foreign banks $ 114,945 $ 94,640 $ 85,409 $ 97,405 $ 93,769
Consumer and other

$ 191,930 $ 173,096 $ 167,845 $ 149,410 $ 130,429
Asset quality data:

Allowance for credit losses to total loans 1.18% 1.16% 1.18% 1.20% 1.16%
Allowance for credit losses to non-performing loans 4,505% 4,070% 3,871% 3,886% - %
Total non-performing loans
(5)
$ 468 $ 479 $ 486 $ 486

$ -
Non-performing loans to total loans 0.03% 0.03% 0.03% 0.03% - %
Non-performing assets to total assets
(5)
0.02% 0.02% 0.02% 0.02% - %
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% (0.00)% 0.01% (0.01)% (0.00)%
Net charge-offs (recovery) of credit losses $ (3) $ (5) $ 29 $ (49) $ (2)
Interest rates and yields:
(2)
Loans 5.79% 5.55% 5.33% 5.17% 4.86%
Investment securities

2.46% 2.52% 2.26% 2.20% 2.13%
Total interest-earning assets 5.16% 4.89% 4.68% 4.51% 4.21%
Deposits 2.53% 2.39% 1.99% 1.29% 0.77%
FHLB advances and other borrowings 4.04% 3.19% 3.42% 3.27% 2.27%
Total interest-bearing liabilities 3.66% 3.41% 2.97% 2.08% 1.25%
Other information:

Full-time equivalent employees 196 194 198 196 191
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts and percentages for total non-performing

loans and total non-performing assets are the same at the dates presented since there were no impaired
investments or other real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended December 31,
2023 2022
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,698,611 $ 24,803 5.79% $ 1,456,780 $ 17,836 4.86%
Investment securities
(3)
404,850 2,511 2.46% 429,020 2,306 2.13%
Other interest-earnings assets 49,583 662 5.30% 53,717 455 3.36%
Total interest-earning assets 2,153,044 27,976 5.16% 1,939,517 20,597 4.21%
Non-interest-earning assets 115,767

112,350

Total assets $ 2,268,811 $ 2,051,867
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 49,675 327 2.61% $ 61,976 34 0.22%
Saving and money market deposits 1,004,805 9,126 3.60% 871,269 2,866 1.31%
Time deposits 281,990 2,733 3.85% 216,804 616 1.13%
Total interest-bearing deposits 1,336,470 12,186 3.62% 1,150,049 3,516 1.21%
FHLB advances and other borrowings 139,000 1,414 4.04% 37,500 215 2.27%
Total interest-bearing liabilities 1,475,470 13,600 3.66% 1,187,549 3,731 1.25%
Non-interest-bearing demand deposits 577,133

653,820

Other non-interest-bearing liabilities 32,579 32,942
Total liabilities 2,085,182

1,874,311

Stockholders' equity 183,629 177,556
Total liabilities and stockholders' equity $ 2,268,811

$ 2,051,867

Net interest income $ 14,376 $ 16,866
Net interest spread
(4)
1.50% 2.96%
Net interest margin
(5)
2.65% 3.45%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 2,721 $ 3,819 $ 4,196 $ 5,809 $ 4,434
Plus: Provision for income taxes 787 1,250 1,333 1,881 1,415
Plus: Provision for credit losses 1,475 653 38 201 880
PTPP income $ 4,983 $ 5,722 $ 5,567 $ 7,891 $ 6,729
PTPP return on average assets:
(1)

PTPP income $ 4,983 $ 5,722 $ 5,567 $ 7,891 $ 6,729
Average assets $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867
PTPP return on average assets
(2)
0.87% 1.01% 1.02% 1.51% 1.30%

Operating net income:
(1)
Net income $ 2,721 $ 3,819 $ 4,196 $ 5,809 $ 4,434
Less: Net gains (losses) on sale of securities (883) (955) - (21) (1,989)
Less: Tax effect on sale of securities 224 242 - 5 504
Operating net income $ 3,380 $ 4,532 $ 4,196 $ 5,825 $ 5,919

Operating PTPP income:
(1)
PTPP income $ 4,983 $ 5,722 $ 5,567 $ 7,891 $ 6,729
Less: Net gains (losses) on sale of securities (883) (955) - (21) (1,989)
Operating PTPP income $ 5,866 $ 6,677 $ 5,567 $ 7,912 $ 8,718
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 5,866 $ 6,677 $ 5,567 $ 7,912 $ 8,718
Average assets $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867
Operating PTPP return on average assets
(2)
1.03% 1.18% 1.02% 1.51% 1.69%

Operating return on average assets:
(1)
Operating net income $ 3,380 $ 4,532 $ 4,196 $ 5,825 $ 5,919
Average assets $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867
Operating return on average assets
(2)
0.59% 0.80% 0.77% 1.11% 1.14%
Operating return on average equity:
(1)
Operating net income $ 3,380 $ 4,532 $ 4,196 $ 5,825 $ 5,919
Average equity $ 183,629 $ 184,901 $ 184,238 $ 183,371 $ 177,556
Operating return on average equity
(2)
7.30% 9.72% 9.13% 12.88% 13.23%
Operating Revenue:
(1)

Net interest income
$ 14,376

$ 14,022

$ 14,173

$ 15,997

$ 16,866

Non-interest income

1,326 2,161 1,846

2,070

(123)

Less: Net gains (losses) on sale of securities
(883) (955) - (21) (1,989)

Operating revenue
$ 16,585 $ 17,138 $ 16,019 $ 18,088 $ 18,732
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 10,719

$ 10,461

$ 10,452

$ 10,176

$ 10,014

Operating revenue
$ 16,585 $ 17,138 $ 16,019 $ 18,088 $ 18,732

Operating efficiency ratio
64.63% 61.04% 65.25% 56.26% 53.46%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2023 9/30/2023 6/30/2023 3/31/2023 12/31/2022
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 191,968 $ 182,884 $ 183,685 $ 183,858 $ 182,428
Less: Intangible assets
(2)
- - - - -
Tangible stockholders' equity
(2)
$ 191,968 $ 182,884 $ 183,685 $ 183,858 $ 182,428
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,575,435 19,542,290 19,544,777 19,622,380 20,000,753
Tangible book value per common share
(2) (3)
$ 9.81 $ 9.36 $ 9.40 $ 9.37 $ 9.12
Operating diluted net income per common share:
(1)
Operating net income $ 3,380 $ 4,532 $ 4,196 $ 5,825 $ 5,919
Total weighted average diluted shares of common stock 19,573,350 19,611,897 19,639,682 19,940,606 20,172,438
Operating diluted net income per common share: $ 0.17 $ 0.23

$

0.21

$

0.29

$

0.29
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 191,968 $ 182,884 $ 183,685 $ 183,858 $ 182,428

Tangible total assets
(2)
$ 2,339,093

$

2,244,602

$

2,225,914

$

2,163,821

$

2,085,834
Tangible Common Equity/Tangible Assets
(2)
8.21% 8.15% 8.25% 8.50% 8.75%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2) Since the Company has no intangible assets, tangible

stockholders' equity, tangible book value per share and tangible total assets are the same amounts as
stockholders' equity, book value per share and

total assets calculated under GAAP.
(3)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.